SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 23, 2001
(Date of earliest event reported)

Commission File No.:  333-62184





                    Wells Fargo Asset Securities Corporation
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       Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                       21703
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Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.    Other Events
           ------------

                  Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                           -----------
         (99)                               Collateral Term Sheets
                                            prepared by Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated
                                            in connection with Wells
                                            Fargo Asset Securities
                                            Corporation, Mortgage
                                            Pass-Through Certificates,
                                            Series 2001-18

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WELLS FARGO ASSET SECURITIES
                                                    CORPORATION


August 23, 2001

                                         By:          /s/ Alan S. McKenney
                                                    ----------------------------
                                                    Alan S. McKenney
                                                    Vice President


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                                INDEX TO EXHIBITS
                                -----------------

                                                     Paper (P) or
Exhibit No.     Description                          Electronic (E)
-----------     -----------                          --------------

   (99)         Collateral Term Sheets               E
                prepared by Merrill Lynch,
                Pierce, Fenner & Smith
                Incorporated in connection
                with Wells Fargo Asset
                Securities Corporation,
                Mortgage Pass-Through
                Certificates, Series 2001-18

Exhibit No. 99